UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                January 23, 2007
                                ----------------
                Date of Report (Date of Earliest Event Reported)

                              THE FINOVA GROUP INC.
                              ---------------------
                 (Exact Name of Registrant Specified in Charter)


          Delaware                     1-11011                   86-0695381
          --------                     -------                   ----------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)



4800 N. Scottsdale Road, Scottsdale Arizona                        85251-7623
-------------------------------------------                        ----------
 (Address of Principal Executive Offices)                          (Zip Code)

                                 (480) 636-4800
                                 --------------
                         (Registrant's Telephone Number)

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17CFR 240.13e-4(c))

INTRODUCTION.


The FINOVA Group Inc. ("FINOVA" or the "Company") is filing this report to disclose the adoption by FINOVA, with the approval of the Human Resources Committee of its Board of Directors, of the 2007 Annual Incentive Plan for employees.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


(e) On January 23, 2007, the Human Resources Committee of FINOVA's Board of Directors approved adoption of the 2007 Annual Incentive Plan (the "2007 Plan"). The 2007 Plan operates in the same manner as the annual incentive plans implemented for 2002-2006. Under each of those plans, including the one for 2007, employees are required to fulfill objectives based on individual job responsibilities. Each employee is given a target bonus, generally based on grade level and criticality to the Company. FINOVA will pay bonuses ranging from 0% to 200% of the employee's target bonus, based on the employees' contribution to the continued wind-down of the Company, the achievement of the business unit's objectives, and the employee's personal performance, in the complete discretion of the Company. Certain employees are also awarded additional severance compensation equivalent to 25% of the employee's annual bonus award. The additional severance is subject to the terms of the existing severance plan, which permits additional grants of severance to employees.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

d)       EXHIBITS


         10.A     FINOVA 2007 ANNUAL INCENTIVE PLAN RULES




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            THE FINOVA GROUP INC.

Date: January 23, 2007                      By:     /s/ Philip A. Donnelly
                                                    ----------------------
                                                    Philip A. Donnelly
                                                    Senior Vice President
                                                    General Counsel & Secretary



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


  EXHIBIT INDEX

         No.      Description
         ---      -----------

         10.A     FINOVA 2007 Annual Incentive Plan Rules

































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